Exhibit 5.1

Fulbright & Jaworski L.L.P.

A Registered Limited Liability Partnership

1301 McKinney, Suite 5100

Houston, Texas 77010-3095

www.fulbright.com

Telephone: (713) 651-5151	Facsimile: (713) 651-5246

April 26, 2005

Aleris International, Inc.

25825 Science Park Drive, Suite 400

Beachwood, OH 44122

Ladies and Gentlemen:

We have acted as counsel to Aleris International, Inc., a Delaware corporation (the “Company”), and its subsidiaries listed on Schedule I hereto (collectively, the “Guarantors”) in connection with (a) the issuance of $125,000,000 aggregate principal amount of the Company’s 9% Senior Notes due 2014, Series B (the “Series B Notes”), in exchange for an equivalent aggregate principal amount of the Company’s outstanding 9% Senior Notes due 2014 (the “Original Notes”) and (b) the guarantees of the Guarantors with respect to the Series B Notes (the “Guarantees), pursuant to the Indenture dated as of November 4, 2004 (the “Indenture”) between IMCO Recycling Escrow Inc., a Delaware corporation (which was merged with and into the Company effective as of December 9, 2004), and LaSalle Bank National Association, as trustee (the “Trustee”), as supplemented by the Supplemental Indenture dated as of December 9, 2004 among the Company, IMCO Recycling Escrow Inc., the Company’s subsidiaries named therein and the Trustee, as trustee under the Indenture. The terms of the offer to exchange the Series B Notes for the Original Notes (the “Exchange Offer”) are described in the Registration Statement on Form S-4 filed by the Company with the Securities and Exchange Commission (“SEC”) on February 4, 2004, as amended by Amendment No. 1 filed by the Company with the SEC on March 31, 2005 and Amendment No. 2 filed by the Company with the SEC on the date hereof (the “Registration Statement”), for the registration of the Series B Notes under the Securities Act of 1933, as amended (the “1933 Act”).

In connection with the foregoing, we have examined originals or copies of such corporate records, as applicable, of the Company and the Guarantors, certificates and other communications of public officials and such other documents and instruments as we have deemed necessary for the purpose of rendering the opinions expressed herein. As to questions of fact material to those opinions, we have, to the extent we deemed appropriate, relied on certificates of officers of the Company and the Guarantors and on certificates and other communications of public officials. We have assumed the genuineness of all signatures on, and the authenticity of, all documents submitted to us as originals, the conformity to authentic original documents of all documents submitted to us as copies, the due authorization, execution and delivery by the parties thereto (other than the Company and the Guarantors) of all documents examined by us, and the legal capacity of each individual who signed any of those documents.

Houston • New York • Washington DC • Austin • Dallas • Los Angeles • Minneapolis • San Antonio • Hong Kong • London • Munich

Aleris International, Inc.

April 26, 2005

Based upon the foregoing, having regard for such legal considerations as we deem relevant, and subject to the assumptions, exceptions, limitations and qualifications contained herein, we are of the opinion as follows:

1. The Series B Notes and the Guarantees have been duly authorized.

2. When the Registration Statement has been declared effective under the 1933 Act, and the Series B Notes have been duly executed and authenticated in accordance with their terms and the terms of the Indenture and have been issued and delivered in exchange for the Original Notes as contemplated by the Registration Statement and in accordance with the terms of the Exchange Offer, the Series B Notes will constitute valid and legally binding obligations of the Company and the Guarantees will constitute valid and legally binding obligations of the respective Guarantors, subject to (a) bankruptcy, insolvency, reorganization, moratorium, liquidation, rearrangement, fraudulent transfer, fraudulent conveyance and other similar laws (including court decisions) now or hereafter in effect and affecting the rights and remedies of creditors generally or providing for the relief of debtors, (b) the refusal of a particular court to grant (i) equitable remedies, including, without limiting the generality of the foregoing, specific performance and injunctive relief or (ii) a particular remedy sought under such documents as opposed to another remedy provided for therein or another remedy available at law or in equity, (c) general principles of equity (regardless of whether such remedies are sought in a proceeding in equity or at law) and (d) judicial discretion.

The foregoing opinions are expressly limited by, subject to and based upon the assumptions, exceptions, limitations and qualifications set forth below:

A.	We express no opinion as to the legality, validity, enforceability or binding effect of provisions relating to indemnities and rights of contribution to the extent prohibited by public policy or which might require indemnification for losses or expenses caused by negligence, gross negligence, willful misconduct, fraud or illegality of an indemnified party.

B.	The opinions expressed herein are given as of the date hereof, and we assume no obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention or any changes in laws which may hereafter occur.

The opinions expressed herein are limited exclusively to the federal laws of the United States of America, the laws of the States of New York, California and Texas and the General Corporation

Aleris International, Inc.

April 26, 2005

Law of the State of Delaware and the applicable provisions of the Delaware constitution and reported decisions concerning such laws, and we are expressing no opinion as to the effect of the laws of any other jurisdiction. With regard to Guarantors that are incorporated or organized under the laws of Illinois, Indiana, Ohio or Pennsylvania, we have relied on the opinions of (i) Meltzer, Purtill & Stelle LLC, (ii) Ice Miller, (iii) Christopher R. Clegg, General Counsel of the Company, and (iv) Chesters & Miller LLP, respectively, attached hereto as Exhibits A, B, C, and D, respectively, as to the matters set forth in such opinions.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the statements made with respect to us under the caption “Legal Matters” in the Prospectus included as part of the Registration Statement.

Very truly yours,

/s/ Fulbright & Jaworski L.L.P.

Fulbright & Jaworski L.L.P.

Schedule I

Alchem Aluminum, Inc.

Alchem Aluminum of Shelbyville, Inc.

Aleris Ohio Management, Inc.

Commonwealth Industries, Inc.

CA Lewisport, LLC

CI Holdings, LLC

Commonwealth Aluminum, LLC

Commonwealth Aluminum Concast, Inc.

Commonwealth Aluminum Lewisport, LLC

Commonwealth Aluminum Metals, LLC

Commonwealth Aluminum Sales Corporation

Commonwealth Aluminum Tube Enterprises, LLC

Gulf Reduction Corporation

IMCO Energy Corp.

IMCO Indiana Partnership L.P.

IMCO International, Inc.

IMCO Investment Company

IMCO Management Partnership L.P.

IMCO Recycling of California, Inc.

IMCO Recycling of Idaho Inc.

IMCO Recycling of Illinois Inc.

IMCO Recycling of Indiana Inc.

IMCO Recycling of Michigan L.L.C.

IMCO Recycling of Ohio Inc.

IMCO Recycling of Utah Inc.

IMCO Recycling Services Company

IMSAMET, Inc.

Indiana Aluminum Inc.

Interamerican Zinc, Inc.

MetalChem, Inc.

Rock Creek Aluminum, Inc.

Silver Fox Holding Company

U.S. Zinc Corporation

Western Zinc Corporation

Midwest Zinc Corporation

U.S. Zinc Export Corporation

EXHIBIT A

[Letterhead of Meltzer, Purtill & Stelle LLC]

File Number:	31927-002
Direct Dial:	847/330-2420
E-mail:	sgoodman@mpslaw.com

April 26, 2005

Aleris International, Inc.

25825 Science Park Drive, Suite 400

Beachwood, OH 44122

Ladies and Gentlemen:

We have acted as special counsel to IMCO Recycling of Illinois, Inc., an Illinois corporation (the “Company”), in connection with (a) the issuance by Aleris International, Inc., a Delaware corporation (formerly known as IMCO Recycling Inc., a Delaware corporation) (“Aleris”), of $125,000,000 aggregate principal amount of the Aleris’s 9% Senior Notes due 2014, Series B (the “Series B Notes”), in exchange for an equivalent aggregate principal amount of Aleris’s outstanding 9% Senior Notes due 2014 (the “Original Notes”) and (b) the guarantee of the Company with respect to the Series B Notes (the “Guarantees), pursuant to the Indenture dated as of November 4, 2004 (the “Indenture”) between IMCO Recycling Escrow Inc., a Delaware corporation (which was merged with and into Aleris effective as of December 9, 2004), and LaSalle Bank National Association, as trustee (the “Trustee”), as supplemented by the Supplemental Indenture dated as of December 9, 2004 (the “Supplemental Indenture”) among the Company, Aleris, IMCO Recycling Escrow Inc., Aleris’s subsidiaries named therein and the Trustee, as trustee under the Indenture. We have been advised that the terms of the offer to exchange the Series B Notes for the Original Notes are described in the Registration Statement on Form S-4 filed by Aleris with the Securities and Exchange Commission (“SEC”) on February 4, 2004, as amended by Amendment No. 1 filed by Aleris with the SEC on March 31, 2005 and Amendment No. 2 filed by Aleris with the SEC on the date hereof (the “Registration Statement”), for the registration of the Series B Notes under the Securities Act of 1933, as amended.

In connection with the foregoing, we have examined the following documents:

(a)	The Indenture;

(b)	The Supplemental Indenture;

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April 26, 2005

(c)	The Assumption Agreement dated as of December 9, 2004 among, IMCO Recycling Escrow, Inc., IMCO Recycling Inc. and each Guarantor named therein (the “Assumption Agreement”);

(d)	Guarantee executed by the Company and others (the “Guarantee”);

(e)	Secretary’s Certificate (the “Secretary’s Certificate”) executed by the Secretary of the Company; and

(f)	Good Standing Certificate (the “Good Standing Certificate”) for the Company, dated April 20, 2005, issued by the Secretary of State of the State of Illinois.

We also previously examined documents in connection with the issuance of our opinion dated December 4, 2004, to the Trustee in connection with the 9% Senior Notes due 2014 (the “Previous Opinion”). We have not examined any documents other those which we examined in connection with the issuance of that previous opinion and those additional documents listed above, and in particular we have not examined the Registration Statement. In rendering the opinions expressed, below, we have assumed, without any independent investigation or verification of any kind (i) the genuineness of all signatures on, and the authenticity of, all documents submitted to us as originals, (ii) the conformity to authentic original documents of all documents submitted to us as copies, (iii) the legal capacity of each individual who signed any of those documents, (iv) the factual statements in the Secretary’s Certificate, to the extent necessary to form a basis for this opinion, are true, complete and correct; and (v) that the persons who executed the documents on behalf of the Company are the persons who are designated in such documents as having signed such documents.

Based upon the foregoing, and having due regard for such legal considerations as we deem relevant, we are of the opinion that:

(i) the Company has been incorporated in and is validly existing as a corporation under the laws of the State of Illinois, and based upon the Good Standing Certificate, is in good standing under the laws of the State of Illinois;

(ii) as of December 9, 2004, the Company had been incorporated in and was validly existing as a corporation under the laws of the State of Illinois, and based upon the good standing certificate we reviewed in connection with the Previous Opinion, was in good standing under the laws of the State of Illinois on that date;

(iii) the Supplemental Indenture and the Guarantee have been duly authorized by the Company;

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April 26, 2005

(iv) the Company had, as of December 9, 2004, full corporate power and authority to enter into the Supplemental Indenture;

(v) the Company had, as of December 9, 2004, full corporate power and authority to enter into the Guarantee; and

(vi) the Supplemental Indenture and the Guarantee have been duly executed and delivered by the Company.

The opinions expressed herein are limited exclusively to the laws of the State of Illinois and reported judicial interpretations of such law, and we are expressing no opinion as to the effect of the laws of any other jurisdiction. Further, we express no opinion with respect to matters covered by the anti-trust or securities laws of the United States or any “blue sky” laws of the State of Illinois.

This opinion is given as of the date hereof, and we assume no obligation to update or supplement this opinion to reflect any facts or circumstances that may hereafter come to our attention or any changes in laws that may hereafter occur.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement. Fulbright & Jaworski L.L.P. may rely upon this opinion in connection with the Registration Statement and related transactions.

Very truly yours

/s/ MELTZER PURTILL & STELLE

EXHIBIT B

[ICE MILLER LETTERHEAD]

April 26, 2005

Aleris International, Inc.

25825 Science Park Drive, Suite 400

Beachwood, OH 44122

Ladies and Gentlemen:

We have acted as special Indiana counsel to Indiana Aluminum, Inc., an Indiana corporation (the “Company”), in connection with the issuance by Aleris International, Inc., a Delaware corporation (“Aleris”), of $125,000,000 aggregate principal amount of the Aleris’s 9% Senior Notes due 2014, Series B (the “Series B Notes”), in exchange for an equivalent aggregate principal amount of Aleris’s outstanding 9% Senior Notes due 2014 (the “Original Notes”), pursuant to the Indenture dated as of November 4, 2004 (the “Indenture”) between IMCO Recycling Escrow Inc., a Delaware corporation (which was merged with and into Aleris effective as of December 9, 2004), and LaSalle Bank National Association, as trustee (the “Trustee”), as supplemented by the Supplemental Indenture dated as of December 9, 2004 (the “Supplemental Indenture”) among the Company, Aleris, IMCO Recycling Escrow Inc., Aleris’s subsidiaries named therein and the Trustee, as trustee under the Indenture. The terms of the offer to exchange the Series B Notes for the Original Notes (the “Exchange Offer”) are described in the Registration Statement on Form S-4 filed by Aleris with the Securities and Exchange Commission (“SEC”) on February 4, 2004, as amended by Amendment No. 1 filed by Aleris with the SEC on March 31, 2005 and Amendment No. 2 filed by Aleris with the SEC on the date hereof (the Registration, as amended, is herein referred to as the “Registration Statement”), for the registration of the Series B Notes under the Securities Act of 1933, as amended (the “1933 Act”). This opinion letter (“Opinion Letter”) is delivered to you at the request of the Company.

Materials Examined

In acting as such special Indiana counsel to the Company and in rendering this Opinion Letter, we have examined the Indenture and the Supplemental Indenture and we have also examined copies, certified or otherwise identified to our satisfaction of (a) the documents listed in Schedule A attached hereto and made a part hereof (the “Organizational Documents”); and (b) such certificates of public officials, organizational documents and records and other certificates and instruments as we have deemed necessary for the purposes of this Opinion Letter and, with your permission, have relied upon and assumed the accuracy of such Organizational Documents, certificates, documents, records and instruments. We have made such examination of the laws of the State of Indiana as we deemed relevant for purposes of this Opinion Letter, but we have not made a review of, and express no opinion concerning, the laws of any jurisdiction other than the State of Indiana.

Aleris International, Inc.

April 26, 2005

Definitions

The Indenture, the Supplemental Indenture and the Organizational Documents are collectively referred to herein as the “Transaction Documents.” Other initially capitalized terms used in this Opinion Letter without definition shall have the meanings ascribed to them in the Indenture. Notwithstanding any contrary definitions contained in the Indenture, the term, “Indiana” or the “State” refers to the State of Indiana, but not to its political subdivisions; and “Secretary of State” refers to the Secretary of State of the State.

Assumptions

Other than the Organization Documents, we have not made or undertaken to make any investigation as to the factual matters or as to the accuracy or completeness of any representation, warranty, data or any other information, whether written or oral, that may have been made by or on behalf of the Company or the other parties to the Supplemental Indenture or otherwise, and we assume, in giving this Opinion Letter, that none of such information, if any, makes the statements made, in light of the circumstances in which they are made, misleading in any material respect. As to other facts material to our opinions, we have relied without investigation as to the accuracy and continued validity of the representations, warranties, recitals and expressed intentions made or set forth in the Transaction Documents, and have not made any independent investigation or verification of any factual matters or circumstances stated or represented therein, except to the extent expressly set forth herein. We accept no responsibility to make any such investigation, and no inference as to our having made or not made any independent review or investigation of such facts should be drawn from our representation of the Company.

In rendering our opinions expressed below, we have assumed, without independent investigation or verification of any kind, certain facts and matters of law that are necessary to enable us to render this Opinion Letter. Those assumptions, upon which we have relied with your permission, are as follows:

(a) The genuineness of all signatures, the legal capacity and competency of natural persons executing the Transaction Documents, whether on behalf of themselves or other persons or entities, the authenticity of all documents submitted to us as originals, the conformity with authentic original documents of all documents submitted to us as certified, conformed, photostatic or otherwise reproduced copies, and the authenticity of the originals of such copies.

(b) The respective factual representations, factual statements and factual warranties of the Company in the Transaction Documents, and in the other documents which we have reviewed, and upon which we have relied, are accurate, complete and truthful and were accurate, complete and truthful as of December 9, 2004, provided that we have no knowledge to the contrary.

(c) All official public records (including their proper indexing and filing) furnished to or obtained by us, electronically or otherwise, were accurate, complete and authentic on the dates issued and on December 9, 2004, and to the extent applicable, on the date hereof.

Aleris International, Inc.

April 26, 2005

(d) The financial condition of the Company at all relevant times will be such as will permit the authorization, execution and performance of the Supplemental Indenture under Ind. Code 23-1-28.

(e) The Indenture was not been modified, amended or terminated as of December 9, 2004, except by the Supplemental Indenture.

Opinions

Based on the foregoing and in reliance thereon, we are of the opinion, subject to the assumptions, limitations and qualifications set forth herein and based on the laws of the State of Indiana as they are presently written and interpreted, that:

1. As of December 9, 2004, the Company was a corporation, duly organized and validly existing under the laws of the State, for which no certification of cancellation appeared as filed in the Secretary of State’s records.

2. As of the date of this opinion, the Company is a corporation, duly organized and validly existing under the laws of the State, for which no certification of cancellation appears as filed in the Secretary of State’s records.

3. The execution and delivery of the Supplemental Indenture, and the performance and consummation of the transactions contemplated thereby by the Company were, as of December 9, 2004, duly authorized by all requisite corporate action on the part of the Company.

4. The Company had, as of December 9, 2004, the requisite corporate power and corporate authority under State law and its Organizational Documents to enter into the Supplemental Indenture.

5. Based solely on the Secretary’s Certificate, the Supplemental Indenture was duly executed and delivered by the Company as of December 9, 2004.

Limitations and Qualifications

Each of the opinions set forth above is limited by its terms and subject to the assumptions hereinabove stated and is further subject to the following limitations and qualifications.

The opinions expressed herein are matters of professional judgment and are not a guarantee of result. All of the opinions expressed in this Opinion Letter are limited exclusively to the laws of Indiana and we express no opinion as to the effect of the laws of any other jurisdiction or with respect to any portion or portions of the Supplemental Indenture that is governed by the laws of any other jurisdiction. We express no opinions other than those opinions expressly set forth in this Opinion Letter and no expansion of our opinions may be made by implication or otherwise. We express no opinion as to the effect of activities of the Company prior or subsequent to December 9, 2004, in or with respect to the State, other than those described herein. This Opinion Letter is given as of the date hereof, and we assume no

Aleris International, Inc.

April 26, 2005

obligation to update or supplement this opinion to reflect any facts or circumstances that may hereafter come to our attention or any changes in laws that may hereafter occur.

We hereby consent to the filing of this Opinion Letter as an exhibit to the Registration Statement. Fulbright & Jaworski L.L.P. may rely upon this Opinion Letter in connection with the Registration Statement and related transactions. This Opinion Letter may not be relied upon by any other party or for any other purpose without our prior written consent. The use or reliance upon this Opinion Letter by any other person or entity without our prior written consent is strictly prohibited.

Very truly yours,

/s/ Ice Miller

SCHEDULE A

ORGANIZATION DOCUMENTS FOR

INDIANA ALUMINUM, INC.

1. Certificate of Existence for Indiana Aluminum Inc. (the “Company”) issued by the Secretary of State, dated December 8, 2004.

2. Certificate of Existence for the Company issued by the Secretary of State, dated April 25, 2005.

3. Certified Articles of Incorporations (“Articles”) of the Company, dated January 21, 2000, as certified by the Secretary of State on November 8, 2004.

4. A copy of the Code of Bylaws (“Bylaws”) of the Company, as certified by the Secretary’s Certificate, to be a true copy thereof.

5. Resolutions (“Resolutions”) adopted by the Board of Directors of the Company as of December 9, 2004, to be a true copy thereof.

6. Incumbency Certificate (“Incumbency Certificate”) of duly elected, qualified and acting officers of the Company as of December 9, 2004, as certified by the Secretary’s Certificate, to be a true copy thereof.

7. Secretary’s Certificate (“Secretary’s Certificate”) dated as of April 26, 2005, by Christopher R. Clegg as Secretary of the Company, certifying (i) the Articles; (ii) the Bylaws; (iii) the Resolutions; and (iv) Incumbency Certificate.

[ICE MILLER LETTERHEAD]

April 26, 2005

Aleris International, Inc.

25825 Science Park Drive, Suite 400

Beachwood, OH 44122

Ladies and Gentlemen:

We have acted as special Indiana counsel to IMCO Indiana Partnership, L.P., an Indiana limited partnership (the “Company”), in connection with the issuance by Aleris International, Inc., a Delaware corporation (“Aleris”), of $125,000,000 aggregate principal amount of the Aleris’s 9% Senior Notes due 2014, Series B (the “Series B Notes”), in exchange for an equivalent aggregate principal amount of Aleris’s outstanding 9% Senior Notes due 2014 (the “Original Notes”), pursuant to the Indenture dated as of November 4, 2004 (the “Indenture”) between IMCO Recycling Escrow Inc., a Delaware corporation (which was merged with and into Aleris effective as of December 9, 2004), and LaSalle Bank National Association, as trustee (the “Trustee”), as supplemented by the Supplemental Indenture dated as of December 9, 2004 (the “Supplemental Indenture”) among the Company, Aleris, IMCO Recycling Escrow Inc., Aleris’s subsidiaries named therein and the Trustee, as trustee under the Indenture. The terms of the offer to exchange the Series B Notes for the Original Notes (the “Exchange Offer”) are described in the Registration Statement on Form S-4 filed by Aleris with the Securities and Exchange Commission (“SEC”) on February 4, 2004, as amended by Amendment No. 1 filed by Aleris with the SEC on March 31, 2005 and Amendment No. 2 filed by Aleris with the SEC on the date hereof (the Registration, as amended, is herein referred to as the “Registration Statement”), for the registration of the Series B Notes under the Securities Act of 1933, as amended (the “1933 Act”). This opinion letter (“Opinion Letter”) is delivered to you at the request of the Company.

Materials Examined

In acting as such special Indiana counsel to the Company and in rendering this Opinion Letter, we have examined the Indenture and the Supplemental Indenture and we have also examined copies, certified or otherwise identified to our satisfaction of (a) the documents listed in Schedule A attached hereto and made a part hereof (the “Organizational Documents”); and (b) such certificates of public officials, organizational documents and records and other certificates and instruments as we have deemed necessary for the purposes of this Opinion Letter and, with your permission, have relied upon and assumed the accuracy of such Organizational Documents, certificates, documents, records and instruments. We have made such examination of the laws of the State of Indiana as we deemed relevant for purposes of this Opinion Letter, but we have not made a review of, and express no opinion concerning, the laws of any jurisdiction other than the State of Indiana.

Aleris International, Inc.

April 26, 2005

Definitions

The Indenture, the Supplemental Indenture and the Organizational Documents are collectively referred to herein as the “Transaction Documents.” Other initially capitalized terms used in this Opinion Letter without definition shall have the meanings ascribed to them in the Indenture. Notwithstanding any contrary definitions contained in the Indenture, the term, “Indiana” or the “State” refers to the State of Indiana, but not to its political subdivisions; and ”Secretary of State” refers to the Secretary of State of the State.

Assumptions

Other than the Organization Documents, we have not made or undertaken to make any investigation as to the factual matters or as to the accuracy or completeness of any representation, warranty, data or any other information, whether written or oral, that may have been made by or on behalf of the Company or the other parties to the Supplemental Indenture or otherwise, and we assume, in giving this Opinion Letter, that none of such information, if any, makes the statements made, in light of the circumstances in which they are made, misleading in any material respect. As to other facts material to our opinions, we have relied without investigation as to the accuracy and continued validity of the representations, warranties, recitals and expressed intentions made or set forth in the Transaction Documents, and have not made any independent investigation or verification of any factual matters or circumstances stated or represented therein, except to the extent expressly set forth herein. We accept no responsibility to make any such investigation, and no inference as to our having made or not made any independent review or investigation of such facts should be drawn from our representation of the Company.

In rendering our opinions expressed below, we have assumed, without independent investigation or verification of any kind, certain facts and matters of law that are necessary to enable us to render this Opinion Letter. Those assumptions, upon which we have relied with your permission, are as follows:

(a) The genuineness of all signatures, the legal capacity and competency of natural persons executing the Transaction Documents, whether on behalf of themselves or other persons or entities, the authenticity of all documents submitted to us as originals, the conformity with authentic original documents of all documents submitted to us as certified, conformed, photostatic or otherwise reproduced copies, and the authenticity of the originals of such copies.

(b) The respective factual representations, factual statements and factual warranties of the Company in the Transaction Documents, and in the other documents which we have reviewed, and upon which we have relied, are accurate, complete and truthful and were accurate, complete and truthful as of December 9, 2004, provided that we have no knowledge to the contrary.

(c) All official public records (including their proper indexing and filing) furnished to or obtained by us, electronically or otherwise, were accurate, complete and authentic on the dates issued and on December 9, 2004, and to the extent applicable, on the date hereof.

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April 26, 2005

(d) The Indenture was not been modified, amended or terminated as of December 9, 2004, except by the Supplemental Indenture.

Opinions

Based on the foregoing and in reliance thereon, we are of the opinion, subject to the assumptions, limitations and qualifications set forth herein and based on the laws of the State of Indiana as they are presently written and interpreted, that:

1. As of December 9, 2004, the Company was a limited partnership, duly organized and validly existing under the laws of the State, for which no certification of cancellation appeared as filed in the Secretary of State’s records.

2. As of the date of this opinion, the Company is a limited partnership, duly organized and validly existing under the laws of the State, for which no certification of cancellation appears as filed in the Secretary of State’s records.

3. The execution and delivery of the Supplemental Indenture, and the performance and consummation of the transactions contemplated thereby by the Company were, as of December 9, 2004, duly authorized by all requisite limited partnership action on the part of the Company.

4. The Company had, as of December 9, 2004, the requisite limited partnership power and limited partnership authority under State law and its Organizational Documents to enter into the Supplemental Indenture.

5. Based solely on the Secretary’s Certificate, the Supplemental Indenture was duly executed and delivered by the Company as of December 9, 2004.

Limitations and Qualifications

Each of the opinions set forth above is limited by its terms and subject to the assumptions hereinabove stated and is further subject to the following limitations and qualifications.

The opinions expressed herein are matters of professional judgment and are not a guarantee of result. All of the opinions expressed in this Opinion Letter are limited exclusively to the laws of Indiana and we express no opinion as to the effect of the laws of any other jurisdiction or with respect to any portion or portions of the Supplemental Indenture that is governed by the laws of any other jurisdiction. We express no opinions other than those opinions expressly set forth in this Opinion Letter and no expansion of our opinions may be made by implication or otherwise. We express no opinion as to the effect of activities of the Company prior or subsequent to December 9, 2004, in or with respect to the State, other than those described herein. This Opinion Letter is given as of the date hereof, and we assume no obligation to update or supplement this opinion to reflect any facts or circumstances that may hereafter come to our attention or any changes in laws that may hereafter occur.

Aleris International, Inc.

April 26, 2005

We hereby consent to the filing of this Opinion Letter as an exhibit to the Registration Statement. Fulbright & Jaworski L.L.P. may rely upon this Opinion Letter in connection with the Registration Statement and related transactions. This Opinion Letter may not be relied upon by any other party or for any other purpose without our prior written consent. The use or reliance upon this Opinion Letter by any other person or entity without our prior written consent is strictly prohibited.

Very truly yours,

/s/ Ice Miller

SCHEDULE A

ORGANIZATION DOCUMENTS FOR

IMCO INDIANA PARTNERSHIP, L.P.

1. Certificate of Existence for IMCO Indiana Partnership, L.P. (the “Company”) issued by the Secretary of State, dated December 8, 2004.

2. Certificate of Existence for the Company issued by the Secretary of State, dated April 25, 2005.

3. A certified copy of the Certificate of Limited Partnership of the Company dated September 21, 1995, filed with the Secretary of State of Indiana on September 22, 1995.

4. A copy of the Agreement of Limited Partnership of the Company dated effective May 1, 1996.

5. Resolutions (“Resolutions”) adopted by the Board of Directors of IMCO Energy Corp., a Delaware corporation (“IMCO”), acting as the sole general partner of the Company as of December 9, 2004, to be a true copy thereof.

6. Incumbency Certificate (“Incumbency Certificate”) of duly elected, qualified and acting officers of IMCO, acting as the sole general partner of the Company as of December 9, 2004, as certified by the Secretary’s Certificate, to be a true copy thereof.

7. Secretary’s Certificate (“Secretary’s Certificate”) dated as of April 26, 2005, by Christopher R. Clegg as Secretary of IMCO, acting as the sole general partner of the Company, certifying (i) the Articles; (ii) the Bylaws; (iii) the Resolutions; and (iv) Incumbency Certificate.

EXHIBIT C

Christopher R. Clegg

Senior Vice President, General Counsel

and Secretary

Telephone: 216.910.3502

Facsimile: 216.910.3650

chris.clegg@aleris.com

April 26, 2005

Aleris International, Inc.

25825 Science Park Drive – Suite 400

Beachwood, OH 44122-7392

Ladies and Gentlemen:

I am General Counsel of Aleris International, Inc., a Delaware corporation (“Aleris”), and in such capacity have acted as counsel to Commonwealth Aluminum Concast, Inc., an Ohio corporation (“Concast”), and Rock Creek Aluminum, Inc., an Ohio corporation (“Rock Creek,” and together with Concast, the “Companies”), each of which is a direct or indirect wholly-owned subsidiary of Aleris, in connection with (a) the issuance by Aleris of $125,000,000 aggregate principal amount of the Aleris’ 9% Senior Notes due 2014, Series B (the “Series B Notes”), in exchange for an equivalent aggregate principal amount of Aleris’ outstanding 9% Senior Notes due 2014 (the “Original Notes”) and (b) the guarantees of the Companies with respect to the Series B Notes (the “Guarantees”), pursuant to the Indenture dated as of November 4, 2004 (the “Indenture”) between IMCO Recycling Escrow Inc., a Delaware corporation (which was merged with and into Aleris effective as of December 9, 2004), and LaSalle Bank National Association, as trustee (the “Trustee”), as supplemented by the Supplemental Indenture dated as of December 9, 2004 (the “Supplemental Indenture”) among Aleris, IMCO Recycling Escrow Inc., the Companies, Aleris’ subsidiaries named therein and the Trustee, as trustee under the Indenture. The terms of the offer to exchange the Series B Notes for the Original Notes (the “Exchange Offer”) are described in the Registration Statement on Form S-4 filed by Aleris with the Securities and Exchange Commission (“SEC”) on February 4, 2005, as amended by Amendment No. 1 filed by Aleris with the SEC on March 31, 2005 and Amendment No. 2 filed by Aleris with the SEC on the date hereof (the “Registration Statement”), for the registration of the Series B Notes under the Securities Act of 1933, as amended (the “1933 Act”).

In connection with the foregoing, I have examined originals or copies of such corporate records, as applicable, of the Companies, certificates and other communications of public officials, certificates of officers of the Companies and such other documents as I have deemed necessary for the purpose of rendering the opinions expressed herein. As to questions of fact material to those opinions, I have, to the extent I deemed appropriate, relied on certificates of officers of the Companies and on certificates and other communications of public officials. I have assumed the genuineness of all signatures on, and the authenticity of, all documents submitted to me as originals, the conformity to authentic original documents of all documents submitted to me as copies, the due authorization, execution and delivery by the parties thereto of all documents examined by me (other than the Companies), and the legal capacity of each individual who signed any of those documents.

Based upon the foregoing and having due regard for such legal considerations as I deem relevant, I am of the opinion that:

(i) each of the Companies has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Ohio;

(ii) each of the Companies had, as of December 9, 2004, full corporate power and authority to enter into the Supplemental Indenture; and

(iii) the Supplemental Indenture has been duly authorized, executed and delivered by each of the Companies.

The opinions expressed herein are limited exclusively to the laws of the State of Ohio and reported judicial interpretations of such law, and I am expressing no opinion as to the effect of the laws of any other jurisdiction.

This opinion is given as of the date hereof, and I assume no obligation to update or supplement this opinion to reflect any facts or circumstances that may hereafter come to my attention or any changes in laws that may hereafter occur.

        I hereby consent to the filing of this opinion as an exhibit to the Registration Statement. Fulbright & Jaworski LLP may rely upon this opinion in connection with the Registration Statement and related transactions. Except as provided in the previous sentence, this opinion may not be relied upon by any other purpose without my written consent.

Very truly yours,

/s/ Christopher R. Clegg

Christopher R. Clegg

EXHIBIT D

[Letterhead of Chesters & Miller LLP]

April 26, 2005

Aleris International, Inc.

25825 Science Park Drive, Suite 400

Beachwood, OH 44122

Re:	MetalChem, Inc.

Ladies and Gentlemen:

We have acted as special Pennsylvania counsel to MetalChem, Inc., a Pennsylvania corporation (the “Company”), in connection with (a) the issuance by Aleris International, Inc., a Delaware corporation (“Aleris”), of $125,000,000 aggregate principal amount of the Aleris’s 9% Senior Notes due 2014, Series B (the “Series B Notes”), in exchange for an equivalent aggregate principal amount of Aleris’s outstanding 9% Senior Notes due 2014 (the “Original Notes”) and (b) the guarantee of the Company (the “Guarantee”) with respect to the Series B Notes pursuant to the Indenture dated as of November 4, 2004 (the “Indenture”) between IMCO Recycling Escrow Inc., a Delaware corporation (which was merged with and into Aleris effective as of December 9, 2004, the “Merger”), and LaSalle Bank National Association, as trustee (the “Trustee”), as supplemented by the Supplemental Indenture dated as of December 9, 2004 (the “Supplemental Indenture”) among the Company, Aleris, IMCO Recycling Escrow Inc., Aleris’s subsidiaries named therein and the Trustee, as trustee under the Indenture. The terms of the offer to exchange the Series B Notes for the Original Notes (the “Exchange Offer”) are described in the Registration Statement on Form S-4 filed by Aleris with the Securities and Exchange Commission (“SEC”) on February 4, 2004, as amended by Amendment No. 1 filed by Aleris with the SEC on March 31, 2005 and Amendment No. 2 filed by Aleris with the SEC on the date hereof (the “Registration Statement”), for the registration of the Series B Notes under the Securities Act of 1933, as amended (the “1933 Act”).

In connection with the foregoing, we have examined originals or copies of such corporate records, as applicable, of the Company, certificates and other communications of public officials, certificates of officers of the Company and such other documents as we have deemed necessary for the purpose of rendering the opinions expressed herein. As to questions of fact material to those opinions, we have, to the extent we deemed appropriate, relied on certificates of officers of the Company and on certificates and other communications of public officials. We have assumed the genuineness of all signatures on, and the authenticity of, all documents submitted to us as originals, the conformity to authentic original documents of all documents submitted to us as

Aleris International, Inc.

April 26, 2005

copies, the due authorization, execution and delivery by the parties thereto of all documents examined by us (other than the Company), and the legal capacity of each individual who signed any of those documents.

Based upon the foregoing and subject to the qualification which follows, it is our opinion that:

1. As of December 9, 2004, the Company was a corporation duly incorporated, validly existing and then subsisting under the laws of the Commonwealth of Pennsylvania.

2. The Company is a corporation duly incorporated, validly existing and presently subsisting under the laws of the Commonwealth of Pennsylvania.

3. As of December 9, 2004, the Company had the corporate power to execute and deliver, and to perform all of its obligations under, the Supplemental Indenture and the Guarantee and all necessary corporate action of the Company had been taken to authorize the execution, delivery and performance by the Company of the Supplemental Indenture and the Guarantee.

4. All necessary corporate action of the Company has been taken to authorize the execution, delivery and performance by the Company of the Supplemental Indenture and the Guarantee.

5. The Supplemental Indenture and the Guarantee have been duly executed and delivered by the Company.

Our opinions expressed above are subject to the following qualification: we express no opinion with respect to the effect on the Supplemental Indenture or the Guarantee, or on any of the opinions set forth above, of any document which we have not reviewed, including but not limited to, the Merger documents, documents purporting to be incorporated by reference by the Supplemental Indenture or the Guarantee and any schedules, exhibits or appendices thereto.

The opinions in this letter are limited to the matters set forth in this letter as of the date of this opinion; no opinion may be inferred or implied beyond the matters expressly stated in this letter; and the opinions must be read in conjunction with the assumptions, limitations, exceptions and qualifications set forth in this letter. We assume no obligation to update or supplement the opinions given herein to reflect any facts or circumstances which may come to our attention or any changes in laws or interpretations thereof which may occur after the date of this opinion. The opinions given herein are based on the laws of the Commonwealth of Pennsylvania and reported judicial interpretation of such law, and no opinion as to any other laws is herein provided.

Aleris International, Inc.

April 26, 2005

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement. Fulbright & Jaworski L.L.P. may rely upon this opinion in connection with the Registration Statement and related transactions.

Very truly yours,

/s/    CHESTERS & MILLER LLP

CHESTERS & MILLER LLP